                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): October 23, 1996


                               OCCUSYSTEMS, INC.
                               -----------------

            (Exact Name of Registrant as Specified in its Charter)

     Delaware                      0-24440                   75-2543036
------------------             ----------------           ----------------
  (State or other              (Commission File           (I.R.S. Employer
  jurisdiction of                    Number)               Identification
  incorporation)                                                Number)



  3010 LBJ Freeway
  Suite 400
  Dallas, Texas                                                     75234
  ---------------------------------------                       -------------
  (Address of Principal Executive Offices)                        (Zip Code)


                                (972) 484-2700
                                --------------

             (Registrant's Telephone Number, Including Area Code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective October 23, 1996, OccuSystems, Inc. (the "Registrant) and OccuCenters, Inc. ("OCI"), a wholly-owned subsidiary of the Registrant, entered into a definitive agreement to acquire all of the outstanding shares of Prizm Environmental & Occupational Health, Inc. a New Jersey corporation (the "Purchased Entity") pursuant to that certain Stock Purchase Agreement (the "Prizm Agreement") by and between Registrant, OCI, and Ardith Grandbouche, Arthur Canario, M.D., Thomas Canario, Richard Machen, and Jeffery Kossack
(collectively the "Shareholders").   In consideration for the stock of the
Purchased Entity, the Registrant will issue to the Shareholders 625,000 shares of the Registrant's Common Stock, par value $0.01 per share. Such transaction is valued at $17,578,125 based on the value of the Registrant's common stock at $28.125 per share (closing share price on the day the Prizm Agreement was executed). A resale registration statement on Form S-3 has been filed with the Securities and Exchange Commission. The transaction will be accounted for as a pooling of interests.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 7, 1996.

     (b) Pro Forma Financial Information.

         As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 7, 1995.

     (c) Exhibits

         The Exhibits to this Report are excluded until such time they become available, as outlined in Item 7(a,b).
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                                   SIGNATURES

   Pursuant to the requirements of the Security and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OCCUSYSTEMS, INC.

                                        By:



 Date: November 1, 1996                 John K. Carlyle
                                        -------------------------------------
                                        John K. Carlyle
                                        President and Chief Executive Officer



                                        James M. Greenwood
                                        -------------------------------------
                                        James M. Greenwood
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Accounting Officer)